UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06174

MFS INSTITUTIONAL TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2016

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

IIE-ANN

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global headwinds continue to restrain growth and profits, though developed market equities have remained resilient, underpinned by record-low interest rates. Rates are likely to stay low over the medium term, as many central banks have implemented accommodative monetary policies in an effort to reinvigorate their economies. Markets will have to deal with an additional headwind in the coming months and years as investors grapple with the fallout from the United Kingdom’s decision to leave the European Union. That process will take a considerable period of time to play out against a highly uncertain backdrop. Weakness in the pound sterling in the wake of the referendum has been a welcome shock absorber for UK financial markets.

Emerging markets have been beneficiaries of firmer commodity prices and diminishing fears of sharply higher interest rates from the U.S. Federal Reserve. China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

August 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.0%
Roche Holding AG	3.3%
Compass Group PLC	3.3%
Bayer AG	3.3%
WPP Group PLC	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
Reckitt Benckiser Group PLC	2.6%
Danone S.A.	2.6%
Hoya Corp.	2.5%
AIA Group Ltd.	2.4%

Equity sectors
Consumer Staples	19.8%
Financial Services	13.0%
Health Care	12.7%
Technology	11.2%
Special Products & Services	8.2%
Leisure	7.0%
Industrial Goods & Services	6.7%
Basic Materials	6.6%
Retailing	4.4%
Autos & Housing	2.5%
Energy	2.3%
Transportation	2.3%
Utilities & Communications	1.9%

Issuer country weightings (x)
United Kingdom	15.7%
France	15.3%
Switzerland	14.3%
Japan	13.0%
Germany	10.7%
Netherlands	4.8%
Canada	4.3%
United States	3.9%
Taiwan	3.2%
Other Countries	14.8%

Currency exposure weightings (y)
Euro	33.5%
British Pound Sterling	15.7%
Swiss Franc	14.3%
Japanese Yen	13.0%
United States Dollar	6.5%
Taiwan Dollar	3.2%
Hong Kong Dollar	3.2%
Canadian Dollar	2.5%
Singapore Dollar	2.2%
Other Currencies	5.9%

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of the portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 6/30/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2016, the MFS Institutional International Equity Fund (“fund”) provided a total return of –10.03%, at net asset value. This compares with a return of –9.72% for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period as EM economies proved to be particularly lackluster. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. At the very end of the period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit”.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which drove the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the period, though concerns over high debt levels persist. Structural factors like floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

Detractors to Performance

Stock selection within the health care sector detracted from performance relative to the MSCI EAFE Index. Here, the fund’s holdings of pharmaceutical company Valeant Pharmaceuticals (b)(h) (Canada) and an overweight position in pharmaceutical company Bayer (Germany) weighed on relative performance. Valeant Pharmaceutical’s shares fell following political pressure on the company’s drug price strategy and accusations of aggressive accounting practices through the company’s online pharmacy Philidor.

Elsewhere, the fund’s overweight positions in investment management and banking firm UBS (Switzerland), human resources consulting firm Randstad Holdings (Netherlands), automotive components manufacturer Denso Corp (Japan), financial services company ING Groep (Netherlands), financial group Barclays (United Kingdom) and media company Sky (United Kingdom) weighed on relative performance. Shares of UBS depreciated on a combination of weaker-than-expected revenues and the UK Referendum vote to leave the European Union. Additionally, the fund’s holdings of branded apparel company Global Brands Group (b) (Hong Kong) and not holding shares of tobacco distributor British American Tobacco (United Kingdom) held back relative results.

Management Review – continued

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

An overweight position in the consumer staples sector was a primary factor that contributed to relative performance. The fund’s overweight positions in household products manufacturer Reckitt Benckiser (United Kingdom), food company Groupe Danone SA (France), skin care company Beiersdorf (Germany), nutrition, health and wellness company Nestle (Switzerland) and cigarette manufacturing company Japan Tobacco (Japan) benefited relative results. Shares of Reckitt Benckiser appreciated after the company posted strong results during the period beating sales growth expectations.

Stock selection in the technology sector was another area of relative strength. The fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) and an overweight position in software corporation SAP (Germany) aided relative results. Shares of Taiwan Semiconductor rallied during the period after management issued an optimistic outlook for 2016 noting the potential for a recovery in demand from the smartphone market.

Elsewhere, the fund’s overweight positions in medical products and equipment manufacturer Terumo (Japan) and foodservice and support services organization Compass Group (United Kingdom) and not holding a position in banking group Banco Santander (Spain), contributed to relative performance. Shares of Terumo appreciated due, in part, to strong performance from the company’s cardiac and vascular businesses, driven by the release of their Ultimaster drug-eluting stent.

Respectfully,

Filipe Benzinho	Daniel Ling	Marcus Smith
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective May 1, 2016, Filipe Benzinho became a Portfolio Manager of the Fund. Effective April 1, 2017, Marcus Smith will no longer be a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/16

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/16

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
1/31/96	(10.03)%	2.55%	3.86%
Comparative benchmark
MSCI EAFE Index (f)	(9.72)%	2.15%	2.05%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, January 1, 2016 through June 30, 2016

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/16	Ending Account Value 6/30/16	Expenses Paid During Period (p) 1/01/16-6/30/16
Actual	0.70%	$1,000.00	$964.49	$3.42
Hypothetical (h)	0.70%	$1,000.00	$1,021.38	$3.52

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS

6/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 98.6%
Issuer	Shares/Par	Value ($)
Aerospace – 1.4%
MTU Aero Engines AG	370,087	$34,621,054
Rolls-Royce Holdings PLC	6,908,848	65,604,823

		$100,225,877
Alcoholic Beverages – 5.8%
AmBev S.A., ADR	9,335,398	$55,172,202
Carlsberg Group	542,144	51,449,682
Diageo PLC	4,394,159	122,953,910
Heineken N.V.	290,451	26,838,522
Pernod Ricard S.A.	1,526,108	169,988,957

		$426,403,273
Apparel Manufacturers – 2.4%
Global Brands Group Holding Ltd. (a)	224,281,429	$19,696,530
Li & Fung Ltd.	72,926,429	35,505,905
LVMH Moet Hennessy Louis Vuitton S.A.	806,891	122,177,105

		$177,379,540
Automotive – 2.5%
Delphi Automotive PLC	557,706	$34,912,396
DENSO Corp.	3,123,600	109,735,234
Honda Motor Co. Ltd.	1,514,100	38,229,305

		$182,876,935
Broadcasting – 3.7%
ProSiebenSat.1 Media SE	953,759	$41,646,533
WPP Group PLC	11,058,004	229,594,170

		$271,240,703
Business Services – 7.6%
Amadeus IT Holding S.A.	2,020,548	$88,517,178
Bureau Veritas S.A.	1,990,749	41,986,486
Compass Group PLC	12,762,130	243,266,614
Experian Group Ltd.	608,291	11,554,223
Randstad Holding N.V.	2,440,379	98,290,662
Tata Consultancy Services Ltd.	2,064,572	78,095,544

		$561,710,707
Cable TV – 1.3%
Sky PLC	8,576,151	$97,341,782

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Chemicals – 0.4%
Orica Ltd.	3,170,819	$29,376,043

Computer Software – 3.6%
Check Point Software Technologies Ltd. (a)	712,292	$56,755,427
Dassault Systemes S.A.	701,430	53,561,082
SAP SE	2,066,036	154,431,272

		$264,747,781
Computer Software – Systems – 0.5%
Hon Hai Precision Industry Co. Ltd.	14,754,106	$37,963,795

Conglomerates – 0.6%
Smiths Group PLC	3,107,226	$47,859,804

Consumer Products – 5.8%
Beiersdorf AG	1,603,630	$151,535,842
L’Oréal S.A.	422,077	80,737,441
Reckitt Benckiser Group PLC	1,932,475	194,417,854

		$426,691,137
Electrical Equipment – 2.8%
Legrand S.A.	1,167,876	$60,256,512
Schneider Electric S.A.	2,454,187	145,241,648

		$205,498,160
Electronics – 6.3%
Hoya Corp.	5,159,400	$183,695,900
Kyocera Corp.	1,767,400	83,796,843
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (l)	7,634,730	200,258,968

		$467,751,711
Energy – Independent – 0.3%
INPEX Corp.	3,258,700	$25,422,837

Energy – Integrated – 2.0%
Eni S.p.A.	3,310,779	$53,451,433
Suncor Energy, Inc.	3,269,892	90,710,112

		$144,161,545
Food & Beverages – 6.6%
Danone S.A.	2,725,984	$192,216,383
Nestle S.A.	3,861,474	297,857,437

		$490,073,820

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Drug Stores – 0.7%
Loblaw Cos. Ltd.	937,884	$50,170,025

Insurance – 3.9%
AIA Group Ltd.	30,027,089	$180,938,990
Prudential PLC	2,571,395	43,805,790
Zurich Insurance Group AG	271,257	67,114,729

		$291,859,509
Internet – 0.8%
Alibaba Group Holding Ltd., ADR (a)	704,419	$56,022,443

Machinery & Tools – 2.6%
Daikin Industries Ltd.	776,300	$64,678,148
Fanuc Ltd.	498,600	80,706,580
Kubota Corp.	3,649,100	48,873,791

		$194,258,519
Major Banks – 0.6%
Barclays PLC	24,199,527	$46,071,590

Medical Equipment – 2.8%
Sonova Holding AG	311,369	$41,369,337
Terumo Corp.	3,934,200	166,815,165

		$208,184,502
Metals & Mining – 0.8%
Rio Tinto PLC	1,952,589	$60,354,791

Natural Gas – Distribution – 1.3%
Engie	5,993,340	$96,507,592

Other Banks & Diversified Financials – 8.4%
DBS Group Holdings Ltd.	10,296,051	$121,308,927
Element Financial Corp.	4,088,871	43,358,901
Housing Development Finance Corp. Ltd.	4,434,153	82,736,856
ING Groep N.V.	10,157,391	105,574,101
Julius Baer Group Ltd.	1,697,500	68,216,573
KBC Group N.V. (a)	1,242,594	60,918,424
UBS Group AG	10,945,318	141,617,137

		$623,730,919
Pharmaceuticals – 9.9%
Bayer AG	2,401,588	$241,629,047
Merck KGaA	849,710	86,507,391

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – continued
Novartis AG	1,946,363	$160,115,171
Roche Holding AG	935,700	247,053,410

		$735,305,019
Railroad & Shipping – 2.3%
Canadian National Railway Co.	2,239,892	$132,288,022
Kuehne + Nagel International AG	253,038	35,376,916

		$167,664,938
Restaurants – 2.0%
YUM! Brands, Inc.	1,807,917	$149,912,478

Specialty Chemicals – 5.4%
Akzo Nobel N.V.	1,944,344	$122,324,742
L’Air Liquide S.A.	1,438,521	150,758,938
Linde AG	599,370	83,376,659
Shin-Etsu Chemical Co. Ltd.	714,000	41,648,918

		$398,109,257
Specialty Stores – 1.3%
Hennes & Mauritz AB, “B”	2,857,145	$83,730,708
Hermes International	41,149	15,507,766

		$99,238,474
Telephone Services – 0.6%
Singapore Telecommunications Ltd.	13,357,589	$41,307,434

Tobacco – 1.6%
Japan Tobacco, Inc.	2,983,700	$119,528,815
Total Common Stocks (Identified Cost, $6,643,274,590)		$7,294,951,755

MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	61,486,542	$61,486,542

COLLATERAL FOR SECURITIES LOANED – 0.7%
JPMorgan Prime Money Market Fund, 0.44%, at Cost and Net Asset Value (j)	49,206,128	$49,206,128
Total Investments (Identified Cost, $6,753,967,260)		$7,405,644,425

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(4,094,092)
NET ASSETS – 100.0%		$7,401,550,333

Portfolio of Investments – continued

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $6,692,480,718)	$7,344,157,883
Underlying affiliated funds, at cost and value	61,486,542
Total investments, at value, including $48,704,782 of securities on loan (identified cost, $6,753,967,260)	$7,405,644,425
Cash	1,679,075
Foreign currency, at value (identified cost, $4)	4
Receivables for
Investments sold	44,543,877
Fund shares sold	16,259,244
Interest and dividends	28,558,269
Other assets	17,253
Total assets	$7,496,702,147
Liabilities
Payables for
Investments purchased	$40,133,156
Fund shares reacquired	4,807,312
Collateral for securities loaned, at value	49,206,128
Payable to affiliates
Investment adviser	267,520
Shareholder servicing costs	3,015
Payable for independent Trustees’ compensation	13,131
Deferred country tax expense payable	161,974
Accrued expenses and other liabilities	559,578
Total liabilities	$95,151,814
Net assets	$7,401,550,333
Net assets consist of
Paid-in capital	$6,968,996,661
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $161,974 deferred country tax)	650,615,481
Accumulated distributions in excess of net realized gain on investments and foreign currency	(333,167,140)
Undistributed net investment income	115,105,331
Net assets	$7,401,550,333
Shares of beneficial interest outstanding	373,266,184
Net asset value per share (net assets of $7,401,550,333 / 373,266,184 shares of beneficial interest outstanding)	$19.83

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$208,480,498
Interest	2,048,374
Dividends from underlying affiliated funds	157,473
Foreign taxes withheld	(17,468,274)
Total investment income	$193,218,071
Expenses
Management fee	$50,614,900
Shareholder servicing costs	192,164
Administrative services fee	638,867
Independent Trustees’ compensation	118,285
Custodian fee	1,080,166
Shareholder communications	102,558
Audit and tax fees	73,653
Legal fees	77,273
Miscellaneous	372,800
Total expenses	$53,270,666
Fees paid indirectly	(416)
Reduction of expenses by investment adviser	(542,959)
Net expenses	$52,727,291
Net investment income	$140,490,780
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(279,183,763)
Foreign currency	47,614
Net realized gain (loss) on investments and foreign currency	$(279,136,149)
Change in unrealized appreciation (depreciation)
Investments (net of $82,503 decrease in deferred country tax)	$(648,623,178)
Translation of assets and liabilities in foreign currencies	(1,279,230)
Net unrealized gain (loss) on investments and foreign currency translation	$(649,902,408)
Net realized and unrealized gain (loss) on investments and foreign currency	$(929,038,557)
Change in net assets from operations	$(788,547,777)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2016	2015
Change in net assets
From operations
Net investment income	$140,490,780	$139,998,759
Net realized gain (loss) on investments and foreign currency	(279,136,149)	14,828,158
Net unrealized gain (loss) on investments and foreign currency translation	(649,902,408)	(188,206,664)
Change in net assets from operations	$(788,547,777)	$(33,379,747)
Distributions declared to shareholders
From net investment income	$(121,491,192)	$(146,320,778)
From net realized gain on investments	(4,365,619)	(35,803,363)
Total distributions declared to shareholders	$(125,856,811)	$(182,124,141)
Change in net assets from fund share transactions	$482,054,135	$694,771,620
Total change in net assets	$(432,350,453)	$479,267,732
Net assets
At beginning of period	7,833,900,786	7,354,633,054
At end of period (including undistributed net investment income of $115,105,331 and $96,240,788, respectively)	$7,401,550,333	$7,833,900,786

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.42	$23.13	$19.56	$16.92	$19.21
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.43	$0.34	$0.36	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(2.62)	(0.57)	3.61	2.53	(2.32)
Total from investment operations	$(2.24)	$(0.14)	$3.95	$2.89	$(1.99)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.46)	$(0.31)	$(0.25)	$(0.30)
From net realized gain on investments	(0.01)	(0.11)	(0.07)	—	—
Total distributions declared to shareholders	$(0.35)	$(0.57)	$(0.38)	$(0.25)	$(0.30)
Net asset value, end of period (x)	$19.83	$22.42	$23.13	$19.56	$16.92
Total return (%) (r)(s)(x)	(10.03)	(0.40)	20.33	17.16	(10.23)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.71	0.71	0.74	0.77
Expenses after expense reductions (f)	0.70	0.71	0.71	0.74	0.75
Net investment income	1.87	1.92	1.57	1.91	1.97
Portfolio turnover	12	18	14	18	22
Net assets at end of period (000 omitted)	$7,401,550	$7,833,901	$7,354,633	$5,786,886	$3,456,602

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of June 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$—	$1,162,825,351	$—	$1,162,825,351
France	138,494,078	990,445,832	—	1,128,939,910
Switzerland	—	1,058,720,710	—	1,058,720,710
Japan	—	963,131,536	—	963,131,536
Germany	83,376,659	710,371,139	—	793,747,798
Netherlands	—	353,028,027	—	353,028,027
Canada	316,527,060	—	—	316,527,060
Taiwan	200,258,968	37,963,795	—	238,222,763
Hong Kong	—	236,141,425	—	236,141,425
Other Countries	430,870,490	612,796,685	—	1,043,667,175
Mutual Funds	110,692,670	—	—	110,692,670
Total Investments	$1,280,219,925	$6,125,424,500	$—	$7,405,644,425

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $5,799,014,737 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least

Notes to Financial Statements – continued

equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $48,704,782. The fair value of the fund’s investment securities on loan and a related liability of $49,206,128 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended June 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/16	6/30/15
Ordinary income (including any short-term capital gains)	$125,856,811	$158,772,585
Long-term capital gains	—	23,351,556
Total distributions	$125,856,811	$182,124,141

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/16
Cost of investments	$6,800,388,500
Gross appreciation	1,111,007,305
Gross depreciation	(505,751,380)
Net unrealized appreciation (depreciation)	$605,255,925
Undistributed ordinary income	115,412,362
Capital loss carryforwards	(286,745,900)
Other temporary differences	(1,368,715)

As of June 30, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(74,699,254)
Long-Term	(212,046,646)
Total	$(286,745,900)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $10 billion. This written agreement will terminate on October 27, 2016. For the year ended June 30, 2016, the fund’s average daily net assets did not exceed $10 billion and therefore, the management fee was not reduced. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2016, this management fee reduction amounted to $542,959, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2016 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

Effective October 28, 2016, the management fees will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Next $7.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $10 billion	0.60%

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that total annual fund operating expenses do not exceed 0.75% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2017. For the year ended June 30, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2016, the fee was $186,595, which equated to 0.0025% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2016, these costs amounted to $5,569.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2016 was equivalent to an annual effective rate of 0.0085% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended June 30, 2016, the fee paid by the fund under this agreement was $19,849 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended June 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $17,386,369 and $224,562, respectively. The sales transactions resulted in net realized gains (losses) of $(230,347).

(4) Portfolio Securities

For the year ended June 30, 2016, purchases and sales of investments, other than short-term obligations, aggregated $1,370,170,591 and $903,510,078, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/16		Year ended 6/30/15
	Shares	Amount	Shares	Amount
Shares sold	75,540,480	$1,538,741,486	72,476,354	$1,621,224,661
Shares issued to shareholders in reinvestment of distributions	5,773,256	117,832,153	8,186,470	168,395,684
Shares reacquired	(57,415,117)	(1,174,519,504)	(49,212,663)	(1,094,848,725)
Net change	23,898,619	$482,054,135	31,450,161	$694,771,620

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Managed Wealth Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2016, the fund’s commitment fee and interest expense were $34,710 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	325,221,510	823,160,194	(1,086,895,162)	61,486,542

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$157,473	$61,486,542

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of the series of MFS Institutional Trust) (the “Fund”) as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund as of June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 15, 2016

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of August 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Filipe Benzinho Daniel Ling Marcus Smith

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Institutions & Consultants” as your role and agreed to the terms and conditions: (1) Click on “Institutions & Consultants Home” in the top navigation and Fund-related information will be listed under “Commentary & Announcements,” or, (2) Click on “Products & Services” and “US Institutional Trust” and then select the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $161,926,938. The fund intends to pass through foreign tax credits of $11,450,859 for the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

111 Huntington Avenue

Boston, MA 02199-7618

ANNUAL REPORT

June 30, 2016

MFS® INSTITUTIONAL

LARGE CAP VALUE FUND

ILV-ANN

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global headwinds continue to restrain growth and profits, though developed market equities have remained resilient, underpinned by record-low interest rates. Rates are likely to stay low over the medium term, as many central banks have implemented accommodative monetary policies in an effort to reinvigorate their economies. Markets will have to deal with an additional headwind in the coming months and years as investors grapple with the fallout from the United Kingdom’s decision to leave the European Union. That process will take a considerable period of time to play out against a highly uncertain backdrop. Weakness in the pound sterling in the wake of the referendum has been a welcome shock absorber for UK financial markets.

Emerging markets have been beneficiaries of firmer commodity prices and diminishing fears of sharply higher interest rates from the U.S. Federal Reserve. China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

August 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (a)

Top ten holdings
JPMorgan Chase & Co.	6.2%
Johnson & Johnson	5.5%
Philip Morris International, Inc.	5.1%
Wells Fargo & Co.	4.0%
Accenture PLC, “A”	3.9%
Pfizer, Inc.	3.6%
Medtronic PLC	3.4%
Honeywell International, Inc.	3.1%
3M Co.	3.1%
Travelers Cos., Inc.	3.1%

Equity sectors
Financial Services	37.2%
Health Care	22.4%
Industrial Goods & Services	18.8%
Consumer Staples	16.5%
Basic Materials	8.4%
Energy	8.3%
Leisure	6.9%
Special Products & Services	6.8%
Technology	4.8%
Utilities & Communications	4.4%
Retailing	3.9%
Transportation	3.7%
Autos & Housing	3.3%

(a)	The negative balance in Cash & Cash Equivalents is due to a large shareholder redemption at period end.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 6/30/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2016, the MFS Institutional Large Cap Value Fund (“fund”) provided a total return of 4.87%, at net asset value. This compares with a return of 2.86% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period as EM economies proved to be particularly lackluster. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. At the very end of the period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit”.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which drove the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the period, though concerns over high debt levels persist. Structural factors like floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

Contributors to Performance

A combination of stock selection and an overweight allocation to the consumer staples sector boosted performance relative to the Russell 1000® Value Index. Within this sector, an overweight position in tobacco company Philip Morris International and holdings of food manufacturer General Mills (b) aided relative performance. Investor interest in more stable, defensive, higher yielding securities benefited shares of Philip Morris International during the period. Stronger-than-expected fundamental results reported over the fiscal year period also helped its share price appreciate.

Stock selection in the special products & services sector also helped relative returns. Within this sector, the fund’s holdings of management consulting firm Accenture (b) supported relative performance as the stock outpaced the index during the period. Shares of Accenture reacted positively to strong financial results which exceeded investor expectations throughout most of the reporting period.

3

Management Review – continued

A combination of an underweight allocation and strong stock selection in the energy sector further aided relative returns. However, there were no individual stocks within this sector that were among the portfolio’s largest relative contributors during the period.

Elsewhere, overweight positions in defense contractor Lockheed Martin, telecommunications services provider Verizon Communications and property & casualty insurance providers Travelers Companies and Chubb supported relative performance. Shares of Lockheed Martin rose steadily during the period as a result of robust earnings driven by strength in the company’s Aeronautics division which benefited from a significant increase in the sales of its F-35 aircrafts.

Additionally, not owning shares of global financial services firm Bank of America and natural gas pipelines operator Kinder Morgan, as well as the fund’s holdings of diversified technology company Honeywell International (b) also contributed to relative results. Despite reporting results that exceeded consensus expectations, shares of Bank of America depreciated following concerns around potential energy-related loan losses and prospects related to very low interest rates, which had an adverse effect on many financial institutions.

Detractors from Performance

An underweight allocation to the utilities & communications sector detracted from relative results. Avoiding shares of telecommunication services provider AT&T (h) for most of the reporting period hurt relative performance. Shares of AT&T appreciated as it appeared investors’ interest in owning US-centric, defensive, higher-yielding securities grew as global interest rates compressed further over the period and the overall level of economic and geopolitical uncertainty outside of the United States increased.

Elsewhere, not holding diversified industrial conglomerate General Electric and software giant Microsoft, detracted from relative performance. Shares of General Electric appreciated towards the end of the calendar year following news that activist investor Trian had made an investment in the industrial conglomerate. The company’s share price was also bolstered by solid earnings results and progress on a number of initiatives to further simplify its business. Overweight positions in insurance company MetLife, financial services firm Goldman Sachs Group, investment management firm Franklin Resources and media company Viacom also hurt relative returns. Shares of MetLife pulled back during the period following concerns about the impact of a very low interest rate environment, driven especially by increased market volatility during the first half of the calendar year and the UK Referendum vote to leave the European Union. Despite reporting a mixed set of quarterly results, shares of Goldman Sachs underperformed as weaker-than-expected trading activity and increased legal expenses negatively affected earnings. Furthermore, losses in the energy area and more dovish commentary from the Federal Reserve in the first two months of the year hurt its stock price. Underweighting integrated oil and gas company Exxon Mobil and holdings of automotive components manufacturer Delphi Automotive (b) and chemical company PPG Industries (b) also held back relative returns.

4

Management Review – continued

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at the period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 6/30/16

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/16

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
5/01/01	4.87%	11.87%	7.64%
Comparative benchmark
Russell 1000® Value Index (f)	2.86%	11.35%	6.13%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this

6

Performance Summary – continued

index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, January 1, 2016 through June 30, 2016

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/16	Ending Account Value 6/30/16	Expenses Paid During Period (p) 1/01/16-6/30/16
Actual	0.65%	$1,000.00	$1,068.15	$3.34
Hypothetical (h)	0.65%	$1,000.00	$1,021.63	$3.27

(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

6/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 145.4%
Issuer	Shares/Par	Value ($)
Aerospace – 9.6%
Honeywell International, Inc.	17,734	$2,062,809
Lockheed Martin Corp.	6,269	1,555,778
Northrop Grumman Corp.	4,481	996,037
United Technologies Corp.	17,608	1,805,700

		$6,420,324
Alcoholic Beverages – 1.7%
Diageo PLC, ADR	9,754	$1,101,032

Automotive – 2.6%
Delphi Automotive PLC	8,042	$503,429
Harley-Davidson, Inc.	8,933	404,665
Johnson Controls, Inc.	18,441	816,199

		$1,724,293
Broadcasting – 4.1%
Omnicom Group, Inc.	17,732	$1,444,981
Time Warner, Inc.	10,868	799,233
Viacom, Inc., “B”	5,182	214,898
Walt Disney Co.	2,453	239,952

		$2,699,064
Brokerage & Asset Managers – 3.9%
BlackRock, Inc.	2,556	$875,507
Franklin Resources, Inc.	22,994	767,310
NASDAQ, Inc.	14,973	968,304

		$2,611,121
Business Services – 6.8%
Accenture PLC, “A”	22,946	$2,599,552
Cognizant Technology Solutions Corp., “A” (a)	5,515	315,679
Equifax, Inc.	1,786	229,322
Fidelity National Information Services, Inc.	12,188	898,012
Fiserv, Inc. (a)	4,356	473,628

		$4,516,193
Cable TV – 1.8%
Comcast Corp., “A”	18,912	$1,232,873

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Chemicals – 7.7%
3M Co.	11,714	$2,051,356
E.I. du Pont de Nemours & Co.	11,746	761,141
Monsanto Co.	3,733	386,030
PPG Industries, Inc.	18,547	1,931,670

		$5,130,197
Computer Software – 1.0%
Oracle Corp.	16,190	$662,657

Computer Software – Systems – 1.3%
International Business Machines Corp.	5,785	$878,047

Construction – 0.7%
Stanley Black & Decker, Inc.	4,496	$500,045

Consumer Products – 1.2%
Newell Brands, Inc.	6,914	$335,813
Procter & Gamble Co.	5,577	472,205

		$808,018
Containers – 0.7%
Crown Holdings, Inc. (a)	9,131	$462,668

Electrical Equipment – 4.9%
Danaher Corp.	14,472	$1,461,672
Pentair PLC	7,321	426,741
Tyco International PLC	31,852	1,356,895

		$3,245,308
Electronics – 2.5%
Analog Devices, Inc.	5,121	$290,053
Texas Instruments, Inc.	21,773	1,364,078

		$1,654,131
Energy – Independent – 2.7%
EOG Resources, Inc.	10,568	$881,583
Occidental Petroleum Corp.	12,486	943,442

		$1,825,025
Energy – Integrated – 3.3%
Chevron Corp.	9,710	$1,017,899
Exxon Mobil Corp.	12,632	1,184,124

		$2,202,023

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – 7.6%
Archer Daniels Midland Co.	18,583	$797,025
DANONE S.A., ADR	49,652	703,569
General Mills, Inc.	21,018	1,499,004
J.M. Smucker Co.	3,390	516,670
Nestle S.A., ADR	19,926	1,540,479

		$5,056,747
Food & Drug Stores – 2.4%
CVS Health Corp.	16,370	$1,567,264

General Merchandise – 1.1%
Target Corp.	10,362	$723,475

Health Maintenance Organizations – 0.6%
Cigna Corp.	3,107	$397,665

Insurance – 11.2%
Aon PLC	14,039	$1,533,480
Chubb Ltd.	14,134	1,847,455
MetLife, Inc.	31,920	1,271,374
Prudential Financial, Inc.	10,328	736,800
Travelers Cos., Inc.	17,124	2,038,441

		$7,427,550
Machinery & Tools – 4.2%
Caterpillar, Inc.	3,946	$299,146
Cummins, Inc.	2,054	230,952
Deere & Co.	3,092	250,576
Eaton Corp. PLC	14,870	888,185
Illinois Tool Works, Inc.	7,678	799,740
Ingersoll-Rand Co. Ltd., “A”	5,664	360,684

		$2,829,283
Major Banks – 16.1%
Bank of New York Mellon Corp.	25,510	$991,064
Goldman Sachs Group, Inc.	10,595	1,574,205
JPMorgan Chase & Co.	65,935	4,097,201
PNC Financial Services Group, Inc.	9,442	768,484
State Street Corp.	11,379	613,556
Wells Fargo & Co.	56,435	2,671,069

		$10,715,579

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical & Health Technology & Services – 1.8%
Express Scripts Holding Co. (a)	8,661	$656,504
McKesson Corp.	2,847	531,393

		$1,187,897
Medical Equipment – 8.0%
Abbott Laboratories	28,277	$1,111,569
Medtronic PLC	26,115	2,265,999
St. Jude Medical, Inc.	9,741	759,798
Thermo Fisher Scientific, Inc.	7,977	1,178,682

		$5,316,048
Oil Services – 2.2%
National Oilwell Varco, Inc.	10,828	$364,362
Schlumberger Ltd.	13,926	1,101,268

		$1,465,630
Other Banks & Diversified Financials – 6.0%
American Express Co.	13,005	$790,184
BB&T Corp.	14,113	502,564
Citigroup, Inc.	23,112	979,718
U.S. Bancorp	42,729	1,723,261

		$3,995,727
Pharmaceuticals – 12.0%
Johnson & Johnson	30,162	$3,658,651
Merck & Co., Inc.	24,855	1,431,897
Novartis AG, ADR	3,170	261,557
Pfizer, Inc.	68,334	2,406,040
Roche Holding Ltd., ADR	7,259	239,184

		$7,997,329
Printing & Publishing – 1.0%
Moody’s Corp.	4,547	$426,099
S&P Global, Inc.	1,809	194,033
Time, Inc.	995	16,378

		$636,510
Railroad & Shipping – 1.7%
Canadian National Railway Co.	8,098	$478,268
Union Pacific Corp.	7,406	646,174

		$1,124,442
Specialty Stores – 0.5%
Advance Auto Parts, Inc.	1,871	$302,410

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telecommunications – Wireless – 0.3%
Vodafone Group PLC, ADR	7,056	$217,960

Telephone Services – 2.5%
Verizon Communications, Inc.	29,482	$1,646,275

Tobacco – 6.0%
Altria Group, Inc.	9,332	$643,535
Philip Morris International, Inc.	33,226	3,379,749

		$4,023,284
Trucking – 2.1%
United Parcel Service, Inc., “B”	12,746	$1,372,999

Utilities – Electric Power – 1.6%
Duke Energy Corp.	9,592	$822,898
Xcel Energy, Inc.	5,267	235,856

		$1,058,754
Total Common Stocks (Identified Cost, $60,829,088)		$96,735,847

MONEY MARKET FUNDS – 1.3%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	889,243	$889,243
Total Investments (Identified Cost, $61,718,331)		$97,625,090

OTHER ASSETS, LESS LIABILITIES – (46.7)%		(31,079,269)
NET ASSETS – 100.0%		$66,545,821

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $60,829,088)	$96,735,847
Underlying affiliated funds, at cost and value	889,243
Total investments, at value (identified cost, $61,718,331)	$97,625,090
Receivables for
Investments sold	58,062
Dividends	138,232
Other assets	315
Total assets	$97,821,699
Liabilities
Payable to custodian	$50
Payable for fund shares reacquired	31,212,837
Payable to affiliates
Investment adviser	1,908
Shareholder servicing costs	153
Payable for independent Trustees’ compensation	407
Accrued expenses and other liabilities	60,523
Total liabilities	$31,275,878
Net assets	$66,545,821
Net assets consist of
Paid-in capital	$28,080,733
Unrealized appreciation (depreciation) on investments	35,906,759
Accumulated net realized gain (loss) on investments	1,672,266
Undistributed net investment income	886,063
Net assets	$66,545,821
Shares of beneficial interest outstanding	8,165,737
Net asset value per share (net assets of $66,545,821 / 8,165,737 shares of beneficial interest outstanding)	$8.15

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$2,257,490
Dividends from underlying affiliated funds	2,576
Foreign taxes withheld	(14,380)
Total investment income	$2,245,686
Expenses
Management fee	$506,547
Shareholder servicing costs	7,984
Administrative services fee	24,129
Independent Trustees’ compensation	4,287
Custodian fee	10,983
Shareholder communications	5,520
Audit and tax fees	48,402
Legal fees	533
Miscellaneous	33,358
Total expenses	$641,743
Reduction of expenses by investment adviser	(42,749)
Net expenses	$598,994
Net investment income	$1,646,692
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$3,760,446
Change in unrealized appreciation (depreciation) on investments	$(864,698)
Net realized and unrealized gain (loss) on investments	$2,895,748
Change in net assets from operations	$4,542,440

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2016	2015
Change in net assets
From operations
Net investment income	$1,646,692	$2,693,153
Net realized gain (loss) on investments	3,760,446	36,063,731
Net unrealized gain (loss) on investments	(864,698)	(27,844,660)
Change in net assets from operations	$4,542,440	$10,912,224
Distributions declared to shareholders
From net investment income	$(1,870,052)	$(4,245,037)
From net realized gain on investments	(34,610,053)	(7,546,156)
Total distributions declared to shareholders	$(36,480,105)	$(11,791,193)
Change in net assets from fund share transactions	$5,377,772	$(89,526,951)
Total change in net assets	$(26,559,893)	$(90,405,920)
Net assets
At beginning of period	93,105,714	183,511,634
At end of period (including undistributed net investment income of $886,063 and $1,110,297, respectively)	$66,545,821	$93,105,714

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.89	$12.94	$11.33	$9.40	$9.65
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.25	$0.29	$0.21	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.12	0.56	2.14	2.13	(0.03)
Total from investment operations	$0.29	$0.81	$2.43	$2.34	$0.16
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.22)	$(0.21)	$(0.19)
From net realized gain on investments	(4.77)	(0.55)	(0.60)	(0.20)	(0.22)
Total distributions declared to shareholders	$(5.03)	$(0.86)	$(0.82)	$(0.41)	$(0.41)
Net asset value, end of period (x)	$8.15	$12.89	$12.94	$11.33	$9.40
Total return (%) (r)(s)(x)	4.87	6.63	22.15	25.60	2.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.66	0.64	0.65	0.67
Expenses after expense reductions (f)	0.65	0.65	0.64	0.65	0.65
Net investment income	1.79	1.90	2.35	2.04	2.13
Portfolio turnover	11	11	18	19	18
Net assets at end of period (000 omitted)	$66,546	$93,106	$183,512	$171,882	$136,901

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional Large Cap Value Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services-Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

18

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

19

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of June 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$96,735,847	$—	$—	$96,735,847
Mutual Funds	889,243	—	—	889,243
Total Investments	$97,625,090	$—	$—	$97,625,090

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended June 30, 2016, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

20

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/16	6/30/15
Ordinary income (including any short-term capital gains)	$2,510,074	$4,424,155
Long-term capital gains	33,970,031	7,367,038
Total distributions	$36,480,105	$11,791,193

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/16
Cost of investments	$62,169,438
Gross appreciation	36,129,584
Gross depreciation	(673,932)
Net unrealized appreciation (depreciation)	$35,455,652
Undistributed ordinary income	886,064
Undistributed long-term capital gain	2,223,632
Post-October capital loss deferral	(100,260)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2016, this management fee reduction amounted to $6,657, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2016 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating

21

Notes to Financial Statements – continued

expenses do not exceed 0.65% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2017. For the year ended June 30, 2016, this reduction amounted to $36,092, which is included in the reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2016, the fee was $7,854, which equated to 0.0085% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2016, these costs amounted to $130.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2016 was equivalent to an annual effective rate of 0.0262% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended June 30, 2016, the fee paid by the fund under this agreement was $240 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market

22

Notes to Financial Statements – continued

prices with no remuneration paid in connection with the transaction. During the year ended June 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $33,914 and $47,944, respectively. The sales transactions resulted in net realized gains (losses) of $20,501.

(4) Portfolio Securities

For the year ended June 30, 2016, purchases and sales of investments, other than short-term obligations, aggregated $13,072,023 and $10,305,755, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/16		Year ended 6/30/15
	Shares	Amount	Shares	Amount
Shares sold	66,155	$705,000	1,054,163	$13,335,287
Shares issued to shareholders in reinvestment of distributions	4,781,090	36,479,714	536,297	6,580,367
Shares reacquired	(3,906,319)	(31,806,942)	(8,548,069)	(109,442,605)
Net change	940,926	$5,377,772	(6,957,609)	$(89,526,951)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2016, the fund’s commitment fee and interest expense were $338 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

23

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,498,006	6,509,183	(7,117,946)	889,243

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,576	$889,243

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Value Fund (one of the series of MFS Institutional Trust) (the “Fund”) as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Large Cap Value Fund as of June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 15, 2016

25

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

26

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

27

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

28

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

29

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of August 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

30

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Institutions & Consultants” as your role and agreed to the terms and conditions: (1) Click on “Institutions & Consultants Home” in the top navigation and Fund-related information will be listed under “Commentary & Announcements,” or, (2) Click on “Products & Services” and “US Institutional Trust” and then select the fund’s name.

31

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $37,368,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 92.60% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

32

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

111 Huntington Avenue

Boston, MA 02199-7618

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2016 and 2015, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Institutional International Equity Fund	40,923	40,923
MFS Institutional Large Cap Value Fund	40,507	40,507

Total	81,430	81,430

For the fiscal years ended June 30, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Institutional International Equity Fund	0	0	6,727	6,727	0	2,558
To MFS Institutional Large Cap Value Fund	0	0	6,347	6,347	0	1,041
Total fees billed by Deloitte To above Funds:	0	0	13,074	13,074	0	3,599

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Institutional International Equity Fund*	0	1,017,120	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Institutional Large Cap Value Fund*	0	1,017,120	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees billed by Deloitte:
To MFS Institutional International Equity Fund, MFS and MFS Related Entities#	11,727	1,031,405
To MFS Institutional Large Cap Value Fund, MFS and MFS Related Entities#	11,347	1,029,508

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: August 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: August 15, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 15, 2016

*	Print name and title of each signing officer under his or her signature.